Exhibit 10.33

                                    CONTRACT

                                     between

                            Medfield Investment S.A.
              Steinhaldenring 8, CH - 8954 Geroldswil, Switzerland
                                   as Investor

                                       and

                     UTG Communications International, Inc.
              17 Cattano Avenue, Morristown, New Jersey 07960, USA
                                    as Seller

Referring to the Subscription Agreement dated January 16, 1998, both parties hereby agree and confirm to extend the terms of this agreement so that the Investor and the Seller can call the options until December 31, 1998 and that the Investor can buy the shares until that time.

All other clauses and conditions remain the same.

The Seller                                The Investor

UTG Communications International, Inc.    Medfield Investment S.A.

Date: September 25, 1998                  Date: September 25, 1998


Signature: /s/ Ueli Ernst                 Signature: /s/ David L. Deck